                                                              Exhibit (g)(xviii)


                                    AMENDMENT

This Amendment amends the Custodian Services Agreement between Schwab Investments (the "Fund") and PFPC Trust Company ("PFPC") made as of November 4, 1991 (as subsequently amended and assigned). The date of this Amendment is as of July 2, 2001.

The parties agree as follows:

PFPC will provide to the Fund the risk analysis and monitoring required under sub-sections (a)(1)(i)(A) and (B) of Rule 17f-7 ("Rule 17f-7") under the Investment Company Act of 1940 (the "1940 Act") subject to and in accordance with the provisions set out below, and in consideration of the provision of such risk analysis and monitoring the Fund agrees to the provisions set out below.

      1. (a) For such consideration (if any) as agreed and as contemplated by Rule 17f-7, PFPC will provide a written analysis (which may be in electronic form) to the Fund and its investment adviser of the custody risks associated with maintaining the Fund's "Foreign Assets" (as that term is defined in Rule 17f-5(a)(2) under the 1940 Act) with each "Eligible Securities Depository" (as that term is defined in Rule 17f-7(b)(1)) listed on Exhibit B hereto (as the same may be changed by PFPC from time to time) and at which any Foreign Assets of the Fund are held or are expected to be held. PFPC shall monitor the custody risks associated with maintaining the Fund's Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify the Fund or its investment adviser in writing (which may be in electronic form) of any material change in such risks.

            (b) Based on the information available to it in the exercise of diligence, PFPC shall determine the eligibility under Rule 17f-7(b)(1) of each depository listed on Exhibit B hereto (as the same may be changed by PFPC from time to time) and shall promptly advise the Fund or its investment adviser in writing (which may be in electronic form) if any such depository ceases to meet the definition of an Eligible Securities Depository (as that term is defined in Rule 17f-7(b)(1)).

      2. The Fund acknowledges that it may maintain Foreign Assets only at the depositories listed on Exhibit B hereto (as the same may be changed by PFPC from time to time). Unless the Fund provides written notice to PFPC specifically stating that a particular depository is not acceptable to it, the Fund agrees and acknowledges that its Foreign Assets may be held at any of the depositories listed on Exhibit B hereto.

      3. In providing services pursuant to this Amendment, PFPC shall exercise reasonable care, prudence and diligence. PFPC will indemnify the Fund with respect to the services set forth in this Amendment for the losses, liabilities and expenses suffered by the Fund as a result of PFPC's (a) failure to exercise such reasonable care, prudence and diligence, and (b) willful misfeasance, bad faith, negligence or reckless disregard in carrying out its duties and obligations under this Amendment, provided that in no event will PFPC be liable for any indirect, special or consequential losses or damages (regardless of whether PFPC was aware of the possibility thereof). The Fund will indemnify PFPC for losses, liabilities and expenses suffered by PFPC with respect to the matters set forth in this Amendment, except for such losses, liabilities and expenses arising out of PFPC's own (a) failure to exercise reasonable care, prudence and diligence, or (b) willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Amendment, provided that in no event will the Fund be liable for any indirect, special or consequential losses or damages (regardless of whether the Fund was aware of the possibility thereof).

      4. The Fund represents that the Foreign Assets which are the subject matter of this document are subject to the 1940 Act.

      5. Notwithstanding the provisions of any arrangements between the Fund and PFPC or otherwise, the Fund hereby agrees that Foreign Assets may be maintained with any Eligible Securities Depository listed on Exhibit B hereto (unless the Fund provides written notice to PFPC specifically stating that a particular depository is not acceptable to it). PFPC will not be deemed to have chosen any such Eligible Securities Depositories.

      6. The Fund acknowledges that PFPC (at its own expense) may utilize a third party to carry out PFPC's activities set forth herein, provided however, that the appointment or use of a third party will not relieve PFPC of its obligations and responsibilities under this Amendment and PFPC will be responsible and liable to the Fund for the acts or omissions of such third party to the same extent that PFPC would be responsible and liable to the Fund if such acts or omissions were PFPC's own in providing the services set forth in this Amendment (provided that in no event will PFPC be liable for any indirect, special or consequential losses or damages (regardless of whether PFPC or such third party was aware of the possibility thereof)).

This Amendment shall supercede and replace the Amendment between PFPC and the Fund dated as of the same date hereof and relating to the risk analysis and monitoring required by Rule 17f-7.

This Amendment and the provisions hereof shall be construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles. This Amendment may be executed in counterparts, all of which when taken together shall constitute one contract. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. Each party hereto represents that it has taken all requisite action (corporate or otherwise) to authorize the execution and delivery of this Amendment.

Agreed:

PFPC TRUST COMPANY

By:    /s/ Joseph Gramlich
       ------------------------------------------

Name:  Joseph Gramlich
       ------------------------------------------

Title: Chairman
       ------------------------------------------

SCHWAB INVESTMENTS

By:    /s/ Tai-Chin Tung
       ------------------------------------------

Name:  Tai-Chin Tung
       ------------------------------------------

Title: Chief Financial Officer
       ------------------------------------------

                                    Exhibit A

                            Intentionally left blank

                                    Exhibit B

 COUNTRY                             DEPOSITORY                                     INSTRUMENTS
-------------------------------------------------------------------------------------------------------------
ARGENTINA         CVSA                                                Equity, Corporate Debt, Government Debt
                  (Caja de Valores S.A.)
-------------------------------------------------------------------------------------------------------------
ARGENTINA         CRYL                                                Government Debt
                  (Central de Registration y Liquidacion de
                  Instrumentos de Endeudamiento Publico)
-------------------------------------------------------------------------------------------------------------
AUSTRALIA         AUSTRACLEAR LIMITED                                 Corporate Debt, Money Market,
                                                                      Semi-Government Debt
-------------------------------------------------------------------------------------------------------------
AUSTRALIA         CHESS                                               Equity
                  (Clearing House Electronic Sub-register System)
-------------------------------------------------------------------------------------------------------------
AUSTRALIA         RITS                                                Government Debt
                  (Reserve Bank of Australia/Reserve Bank
                  Information and Transfer System)
-------------------------------------------------------------------------------------------------------------
AUSTRIA           OEKB                                                Equity, Corporate Debt, Government Debt
                  (OESTERREICHISCHE KONTROLLBANK AG)
-------------------------------------------------------------------------------------------------------------
BELGIUM           CIK                                                 Equity, Corporate Debt
                  (Caisse Interprofessionnelle de Depots et de
                  Virements de Titres S.A.)
-------------------------------------------------------------------------------------------------------------
BELGIUM           NBB                                                 Corporate Debt, Government Debt
                  (National Bank of Belgium)
-------------------------------------------------------------------------------------------------------------
BRAZIL            CBLC                                                Equity
                  (Companhia Brasileira de Liquidacao e Custodia)
-------------------------------------------------------------------------------------------------------------
BRAZIL            CETIP                                               Corporate Debt
                  (Central de Custodia e Liquidacao Financiera de
                  Titulos Privados)
-------------------------------------------------------------------------------------------------------------
BRAZIL            SELIC                                               Government Debt
                  (Sistema Especial de Liquidacao e Custodia)
-------------------------------------------------------------------------------------------------------------
BULGARIA          BNB                                                 Government Debt
                  (Bulgaria National Bank)
-------------------------------------------------------------------------------------------------------------
BULGARIA          CDAD                                                Equity, Corporate Debt
                  (Central Depository A.D.)
-------------------------------------------------------------------------------------------------------------
CANADA            CDS                                                 Equity, Corporate, Government Debt
                  (The Canadian Depository for Securities Limited)
-------------------------------------------------------------------------------------------------------------
CHILE             DCV                                                 Equity, Corporate Debt, Government Debt
                  (Deposito Central de Valores S.A.)
-------------------------------------------------------------------------------------------------------------
CHINA, SHANGHAI   SSCCRC                                              Equity
                  (Shanghai Securities Central Clearing and
                  Registration Corporation)
-------------------------------------------------------------------------------------------------------------
CHINA, SHENZHEN   SSCC                                                Equity
                  (Shenzhen Securities Clearing Company, Limited)
-------------------------------------------------------------------------------------------------------------
COLOMBIA          DCV                                                 Government Debt
                  (Deposito Central de Valores)
-------------------------------------------------------------------------------------------------------------

 COUNTRY                             DEPOSITORY                                     INSTRUMENTS
-------------------------------------------------------------------------------------------------------------
COLOMBIA          DECEVAL                                             Equity, Corporate Debt, Government Debt
                  (Deposito Centralizado de Valores de Colombia
                  S.A.)
-------------------------------------------------------------------------------------------------------------
CROATIA           SDA                                                 Equity, Government Debt
                  (Central Depository Agency Inc. - Stredisnja
                  depozitarna agencija d.d.)
-------------------------------------------------------------------------------------------------------------
CROATIA           MINISTRY OF FINANCE OF THE REPUBLIC OF CROATIA      Short-term debt issued by the Ministry
                                                                      of Finance.
-------------------------------------------------------------------------------------------------------------
CROATIA           CNB                                                 Short-term debt issued by the National
                  (Croatian National Bank)                            Bank of Croatia.
-------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC    SCP                                                 Equity, Corporate Debt, Government Debt
                  (Stredisko cennych papiru)
-------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC    CNB                                                 Government Debt
                  (Czech National Bank)
-------------------------------------------------------------------------------------------------------------
DENMARK           VP                                                  Equity, Corporate Debt, Government Debt
                  (Vaerdipapircentralen A/S)
-------------------------------------------------------------------------------------------------------------
EGYPT             MCSD                                                Equity, Corporate Debt
                  (Misr for Clearing, Settlement and Depository,
                  S.A.E.)
-------------------------------------------------------------------------------------------------------------
ESTONIA           ECDS                                                Equity, Corporate Debt, Government Debt
                  (Estonian Central Depository for Securities
                  Limited - Eesti Vaatpaberite Keskdepositoorium)
-------------------------------------------------------------------------------------------------------------
EUROMARKET        DCC                                                 Euro-CDs
                  (The Depository and Clearing Centre)
-------------------------------------------------------------------------------------------------------------
EUROMARKET        CLEARSTREAM                                         Euro-Debt
                  (Clearstream Banking, S.A.)
-------------------------------------------------------------------------------------------------------------
EUROMARKET        EUROCLEAR                                           Euro-Debt
-------------------------------------------------------------------------------------------------------------
FINLAND           APK                                                 Equity, Corporate Debt, Government Debt
                  (Finnish Central Securities Depository Limited)
-------------------------------------------------------------------------------------------------------------
FRANCE            EUROCLEAR FRANCE                                    Equity, Corporate Debt, Government Debt
-------------------------------------------------------------------------------------------------------------
GERMANY           CLEARSTREAM                                         Equity, Corporate Debt, Government Debt
                  (CLEARSTREAM BANKING AG)
-------------------------------------------------------------------------------------------------------------
GREECE            CSD                                                 Equity, Corporate Debt
                  (Central Securities Depository S.A.)
-------------------------------------------------------------------------------------------------------------
GREECE             BOG                                                Government Debt
                  (BANK OF GREECE)
-------------------------------------------------------------------------------------------------------------
HONG KONG         HKSCC                                               Equity
                  (Hong Kong Securities Clearing Company Limited)
-------------------------------------------------------------------------------------------------------------
HONG KONG         CMU                                                 Corporate Debt, Government Debt
                  (Central Moneymarkets Unit)
-------------------------------------------------------------------------------------------------------------
HUNGARY           KELER                                               Equity, Corporate Debt, Government Debt
                  (Central Depository and Clearing House -
                  Kosponti Elszamolohaz es Ertektar (Budapest) Rt.)
-------------------------------------------------------------------------------------------------------------

 COUNTRY                             DEPOSITORY                                     INSTRUMENTS
-------------------------------------------------------------------------------------------------------------
INDIA             NSDL                                                Equity, Corporate Debt, Government Debt
                  (National Securities Depository Limited)
-------------------------------------------------------------------------------------------------------------
INDIA             CDSL                                                Equity
                  (Central Depository Services (India) Limited)
-------------------------------------------------------------------------------------------------------------
INDIA             RBI                                                 Government Debt
                  (Reserve Bank of India)
-------------------------------------------------------------------------------------------------------------
INDONESIA         KSEI                                                Equity, Corporate Debt
                  (PT Kustodian Sentral Efek Indonesia)
-------------------------------------------------------------------------------------------------------------
IRELAND           CREST                                               Equity, Corporate Debt
                  (CRESTCo Limited)
-------------------------------------------------------------------------------------------------------------
ISRAEL            TASE CLEARING HOUSE                                 Equity, Corporate Debt, Government Debt
                  (Tel Aviv Stock Exchange Clearing House)
-------------------------------------------------------------------------------------------------------------
ITALY             MONTE TITOLI S.P.A.                                 Equity, Corporate Debt, Government Debt
-------------------------------------------------------------------------------------------------------------
ITALY             BANCA D'ITALIA                                      Government Debt
-------------------------------------------------------------------------------------------------------------
IVORY COAST       DC/BR                                               Equity
                  (Le Depositaire Central / Banque de Reglement)
-------------------------------------------------------------------------------------------------------------
JAPAN             JASDEC                                              Equity, Convertible Debt
                  (Japan Securities Depository Center)
-------------------------------------------------------------------------------------------------------------
JAPAN             BOJ                                                 Registered Government Debt
                  (Bank of Japan)
-------------------------------------------------------------------------------------------------------------
KAZAHKSTAN        CSD                                                 Equity
                  (CENTRAL SECURITIES DEPOSITORY CJSC)
-------------------------------------------------------------------------------------------------------------
KENYA             CBCD                                                Government Debt
                  (Central Bank Central Depository)
-------------------------------------------------------------------------------------------------------------
LATVIA            LCD                                                 Equity, Corporate Debt, Government Debt
                  (Latvian Central Depository)
-------------------------------------------------------------------------------------------------------------
LEBANON           MIDCLEAR S.A.L.                                     Equity
                  (Custodian and Clearing Center of Financial
                  Instruments for Lebanon and the Middle East
                  S.A.L.)
-------------------------------------------------------------------------------------------------------------
LITHUANIA         CSDL                                                Equity, Corporate Debt, Government Debt
                  (Central Securities Depository of Lithuania)
-------------------------------------------------------------------------------------------------------------
LUXEMBOURG        CLEARSTREAM                                         Equity
                  (Clearstream Banking S.A.)
-------------------------------------------------------------------------------------------------------------
MALAYSIA          MCD                                                 Equity, Corporate Debt, Government Debt
                  (Malaysian Central Depository Sdn. Bhd.)
-------------------------------------------------------------------------------------------------------------
MAURITIUS         CDS                                                 Equity, Corporate Debt
                  (Central Depository and Settlement Company
                  Limited)
-------------------------------------------------------------------------------------------------------------
MEXICO            INDEVAL                                             Equity, Corporate Debt, Government Debt
                  (S.D. INDEVAL S.A. de C.V.)
-------------------------------------------------------------------------------------------------------------
MOROCCO           MAROCLEAR                                           Equity, Corporate Debt, Government Debt
-------------------------------------------------------------------------------------------------------------
NETHERLANDS       NECIGEF                                             Equity, Corporate Debt, Government Debt
-------------------------------------------------------------------------------------------------------------

 COUNTRY                             DEPOSITORY                                     INSTRUMENTS
-------------------------------------------------------------------------------------------------------------
                  (Nederlands Centraal Insituut voor Giraal
                  Effectenverkeer B.V.)
-------------------------------------------------------------------------------------------------------------
NEW ZEALAND       NZCSD                                               Equity, Corporate Debt, Government Debt
                  (New Zealand Central Securities Depository)
-------------------------------------------------------------------------------------------------------------
NIGERIA           CSCS                                                Equity, Corporate Debt, Government Debt
                  (Central Securities Clearing System Limited)
-------------------------------------------------------------------------------------------------------------
NORWAY            VPS                                                 Equity, Corporate Debt, Government Debt
                  (Verdipapirsentralen)
-------------------------------------------------------------------------------------------------------------
OMAN              MDSRC                                               Equity, Corporate Debt
                  (The Muscat Depository and Securities
                  Registration Company, S.A.O.C.)
-------------------------------------------------------------------------------------------------------------
PAKISTAN          CDC                                                 Equity, Corporate Debt
                  (Central Depository Company of Pakistan Limited)
-------------------------------------------------------------------------------------------------------------
PAKISTAN          SBP                                                 Government Debt
                  (State Bank of Pakistan)
-------------------------------------------------------------------------------------------------------------
PERU              CAVALI                                              Equity, Corporate Debt, Government Debt
                  (CAVALI ICLV S.A.)
-------------------------------------------------------------------------------------------------------------
PHILIPPINES       PCD                                                 Equity
                  (Philippine Central Depository Inc.)
-------------------------------------------------------------------------------------------------------------
PHILIPPINES       ROSS                                                Government Debt
                  (Bangko Sentral ng Pilipinas / Register of
                  Scripless Securities)
-------------------------------------------------------------------------------------------------------------
POLAND            NDS                                                 Equity, Long-Term Government Debt
                  (National Depository for Securities S.A.)
-------------------------------------------------------------------------------------------------------------
POLAND            CRT                                                 Short-Term Government Debt
                  (Central Registry of Treasury-Bills)
-------------------------------------------------------------------------------------------------------------
PORTUGAL          CVM                                                 Equity, Corporate Debt, Government Debt
                  (Central de Valores Mobiliarios e Sistema de
                  Liquidacao e Compensacao)
-------------------------------------------------------------------------------------------------------------
ROMANIA           SNCDD                                               Equity
                  (National Company for Clearing, Settlement and
                  Depository for Securities)
-------------------------------------------------------------------------------------------------------------
ROMANIA           BSE                                                 Equity
                  (Bucharest Stock Exchange Registry)
-------------------------------------------------------------------------------------------------------------
RUSSIA            VTB                                                 Equity, Corporate Debt, Government Debt
                  (Vneshtorgbank)                                     (Ministry of Finance Bonds)
-------------------------------------------------------------------------------------------------------------
RUSSIA            NDC                                                 Equity, Corporate Debt, Government Debt
                  (National Depository Centre)
-------------------------------------------------------------------------------------------------------------
RUSSIA            DCC                                                 Equity
                  (Depository Clearing Company)
-------------------------------------------------------------------------------------------------------------
SINGAPORE         CDP                                                 Equity, Corporate Debt
                  (The Central Depository (Pte) Limited)
-------------------------------------------------------------------------------------------------------------

 COUNTRY                             DEPOSITORY                                     INSTRUMENTS
-------------------------------------------------------------------------------------------------------------
SINGAPORE         SGS                                                 Government Debt
                  (Monetary Authority of Singapore / Singapore
                  Government Securities Book-Entry System)
-------------------------------------------------------------------------------------------------------------
SLOVAK REPUBLIC   SCP                                                 Equity, Corporate Debt, Government Debt
                  (Stredisko cennych papierov SR Bratislava, a.s.)
-------------------------------------------------------------------------------------------------------------
SLOVAK REPUBLIC   NBS                                                 Government Debt
                  (National Bank of Slovakia)
-------------------------------------------------------------------------------------------------------------
SLOVENIA          KDD                                                 Equity, Corporate Debt, Government Debt
                  (Centralna klirinsko depotna druzba d.d.)
-------------------------------------------------------------------------------------------------------------
SOUTH AFRICA      CDL                                                 Corporate Debt, Government Debt
                  (CENTRAL DEPOSITORY (PTY) LIMITED)
-------------------------------------------------------------------------------------------------------------
SOUTH AFRICA      STRATE                                              Equity
                  (Share Transactions Totally Electronic)
-------------------------------------------------------------------------------------------------------------
SOUTH KOREA       KSD                                                 Equity, Corporate Debt, Government Debt
                  (Korea Securities Depository)
-------------------------------------------------------------------------------------------------------------
SPAIN             SCLV                                                Equity, Corporate Debt
                  (Servicio de Compensacion y Liquidacion de
                  Valores, S.A.)
-------------------------------------------------------------------------------------------------------------
SPAIN             CBEO                                                Government Debt
                  (Banco de Espana / Central Book Entry Office)
-------------------------------------------------------------------------------------------------------------
SRI LANKA         CDS                                                 Equity, Corporate Debt
                  (Central Depository System (Private) Limited)
-------------------------------------------------------------------------------------------------------------
SWEDEN            VPC                                                 Equity, Corporate Debt, Government Debt
                  (Vardepapperscentralen AB)
-------------------------------------------------------------------------------------------------------------
SWITZERLAND       SIS                                                 Equity, Corporate Debt, Government Debt
                  (SIS SegaInterSettle AG)
-------------------------------------------------------------------------------------------------------------
TAIWAN            TSCD                                                Equity, Government Debt
                  (Taiwan Securities Central Depository Co., Ltd.)
-------------------------------------------------------------------------------------------------------------
THAILAND          TSD                                                 Equity, Corporate Debt, Government Debt
                  (Thailand Securities Depository Company Limited)
-------------------------------------------------------------------------------------------------------------
TUNISIA           STICODEVAM                                          Equity, Corporate Debt, Government Debt
                  (Societe Tunisienne Interprofessionnelle pour la
                  Compensation et le Depot des Valeurs Mobilieres)
-------------------------------------------------------------------------------------------------------------
TURKEY            TAKASBANK                                           Equity, Corporate Debt, Government Debt
                  (IMKB Takas ve Saklama Bankasi A.S.)
-------------------------------------------------------------------------------------------------------------
UNITED KINGDOM    CREST                                               Equity, Corporate Debt, Government Debt
                  (CRESTCo Limited)
-------------------------------------------------------------------------------------------------------------
UNITED KINGDOM    CMO                                                 Sterling & Euro CDs, Commercial Paper
                  (Central Moneymarkets Office)
-------------------------------------------------------------------------------------------------------------
UNITED STATES     DTC                                                 Equity, Corporate Debt
                  (Depository Trust Company)
-------------------------------------------------------------------------------------------------------------
UNITED STATES     PTC                                                 Mortgage Back Debt
-------------------------------------------------------------------------------------------------------------

 COUNTRY                             DEPOSITORY                                     INSTRUMENTS
-------------------------------------------------------------------------------------------------------------
                  (Participants Trust Company)
-------------------------------------------------------------------------------------------------------------
UNITED STATES     FED                                                 Government Debt
                  (THE FEDERAL RESERVE BOOK-ENTRY SYSTEM)
-------------------------------------------------------------------------------------------------------------
URUGUAY           BCU                                                 Corporate Debt, Government Debt
                  (Banco Central del Uruguay)
-------------------------------------------------------------------------------------------------------------
VENEZUELA         BCV                                                 Government Debt
                  (Banco Central de Venezuela)
-------------------------------------------------------------------------------------------------------------
ZAMBIA            CSD                                                 Equity, Government Debt
                  (LuSE Central Shares Depository Limited)
-------------------------------------------------------------------------------------------------------------
ZAMBIA            BOZ                                                 Government Debt
                  (Bank of Zambia)
-------------------------------------------------------------------------------------------------------------

9